INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 033-62193 of Glenbrook Life and Annuity Company (the "Company") on Form S-3 of our report dated February 5, 2003 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Company), which is part of Registration Statement No. 033-62203 of Glenbrook Life and Annuity Company Separate Account A (the "Account"), to the use of our report dated March 7, 2003 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the references to us under the heading "Experts" in such Registration Statement and Statement of Additional Information.




/s/ Deloitte & Touche LLP

Chicago, Illinois
April 10, 2003